Exhibit 99.2

                           DAIN RAUSCHER CORPORATION

                  PRO FORMA FINANCIAL INFORMATION (UNAUDITED)



The following represents selected unaudited financial information for the combined operations of the Company and Wessels, Arnold and Henderson, LLC ("WAH") prepared on a pro forma basis consistent with Article 11 of Regulation S-X. The pro forma financial statements have been prepared assuming the acquisition of WAH had occurred on January 1, 1997.

The combined financial statements do not include the effect of a $20 million charge recorded by the Company in the quarter ended March 31, 1998 that was directly related to the acquisition of WAH.

The unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the actual results that would have been achieved had the transaction occurred on the date indicated, nor do they purport to indicate the results of future operations or financial position of the Company.


                       DAIN RAUSCHER CORPORATION
               UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                        AS OF DECEMBER 31, 1997
                             (in thousands)

                                         Dain          WAH          Pro Forma
                                       Rauscher    Acquisition    Dain Rauscher
                                     Corporation   Adjustments     Corporation
                                     -----------   -----------     -----------
                                     (Historical)
                                         (A)           (B)
ASSETS:
Cash                                 $    35,909   $    17,173     $    53,082
Receivable from customers              1,170,160                     1,170,160
Receivable from clearing broker                          4,615           4,615
Receivable from brokers and dealers      229,421         4,691         234,112
Securities purchased under
 agreements to resell                    135,777                       135,777
Trading securities owned                 541,511         6,513         548,024
Equipment, leasehold improvements                                            0
 and buildings, at cost,
 less accumulated depreciation            42,376         2,334          44,710
Other receivables                         80,867         3,749          84,616
Goodwill                                               109,464(C)      109,464
Deferred income taxes                     44,868                        44,868
Other assets                              23,512         5,498          29,010
                                     -----------   -----------     -----------
                                     $ 2,304,401   $   154,037     $ 2,458,438
                                     ===========   ===========     ===========

LIABILITIES AND SHAREHOLDERS EQUITY:
LIABILITIES:
Short-term borrowings                $   179,000   $    51,000(D)  $   230,000
Drafts payable                            83,499                        83,499
Payables to customers                    601,949                       601,949
Payables to brokers and dealers          580,970         1,109         582,079
Securities sold under agreements
 to repurchase                           170,906                       170,906
Trading securities sold, but not
 yet purchased                           127,364         4,733         132,097
Accrued compensation and benefits        128,463         1,899         130,362
Other accrued expenses and
 accounts payable                         97,500         2,639         100,139
Subordinated and other debt               15,659        92,657(E)      108,316
                                     -----------   -----------     -----------
                                       1,985,310       154,037       2,139,347
                                     -----------   -----------     -----------

SHAREHOLDERS EQUITY:
Common stock                               1,546                         1,546
Additional paid-in capital                89,321                        89,321
Retained earnings                        233,419                       233,419
Treasury stock, at cost                   (5,195)                       (5,195)
                                     -----------   -----------     -----------
                                         319,091                       319,091
                                     -----------   -----------     -----------
                                     $ 2,304,401   $   154,037     $ 2,458,438
                                     ===========   ===========     ===========

           See accompanying notes to combined financial statements.


                            DAIN RAUSCHER CORPORATION
                 UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                           YEAR ENDED DECEMBER 31, 1997
                     (in thousands, except per-share amounts)

                                         Dain            WAH        Pro Forma
                                       Rauscher      Acquisition  Dain Rauscher
                                     Corporation     Adjustments   Corporation
                                     -----------     -----------  -------------
                                     (Historical)
                                         (A)             (B)
REVENUES:
Commissions                          $  274,847      $    8,298    $   283,145
Principal transactions                  152,150          28,673        180,823
Investment banking and underwriting     111,280          19,792        131,072
Interest and dividends                  122,492           1,063        123,555
Asset management                         46,304          15,295         61,599
Correspondent clearing                   19,827                         19,827
Other                                    23,775           5,000         28,775
                                     ----------      ----------    -----------
Total revenues                          750,675          78,121        828,796
                                     ----------      ----------    -----------
Interest expense                        (58,573)         (8,598)(C)    (67,171)
                                     ----------      ----------    -----------
Net revenues                            692,102          69,523        761,625
                                     ----------      ----------    -----------

EXPENSES EXCLUDING INTEREST:
Compensation and benefits               427,599          40,172        467,771
Communications                           46,450           4,548         50,998
Occupancy and equipment rental           41,512           3,695         45,207
Travel and promotion                     30,293           5,612         35,905
Floor brokerage and clearing fees        12,328           3,106         15,434
Other                                    42,165           1,674         43,839
Amortization of goodwill                                  4,379(D)       4,379
Restructuring charge                     15,000                         15,000
                                     ----------      ----------     ----------
Total expenses excluding interest       615,347          63,186        678,533
                                     ----------      ----------     ----------

EARNINGS:
Earnings before income taxes             76,755           6,337         83,092
Income tax expense                      (27,480)         (2,267)(E)    (29,747)
                                     ----------      ----------     ----------
Net earnings                         $   49,275      $    4,070     $   53,345
                                     ==========      ==========     ==========

EARNINGS PER SHARE:
     Basic                           $     4.01                     $     4.35
                                     ==========                     ==========
     Diluted                         $     3.77                     $     4.08
                                     ==========                     ==========

Shares for Earnings per Share Calculation:
     Basic                               12,277                         12,277
     Diluted                             13,060                         13,060

           See accompanying notes to combined financial statements.


              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            AS OF DECEMBER 31, 1997
                                (in thousands)

BALANCE SHEET:

(A) Reflects the Company's historical audited consolidated balance sheet as of December 31, 1997.

(B) Represents pro forma adjustments to reflect the assets, liabilities and equity from the acquisition of Wessels, Arnold & Henderson, LLC ("WAH").

(C) Represents the following transactions which occurred in connection with the WAH acquisition:

       Cash portion of purchase price                $120,000
       Present value of subordinated debentures
        issued by the Company to WAH partners          21,657
       Payment of transaction-related costs             2,000
       Net assets purchased                           (34,193)
                                                     --------
       Goodwill                                      $109,464
                                                     ========

(D) Represents the following transactions which occurred in connection with the WAH acquisition:

       Cash portion of purchase price                $120,000
       Repayment of the Company's existing
        subordinated debt                               9,000
       Payment of transaction related costs             2,000
                                                     --------
           Cash to be paid by the Company             131,000
       Less:  Portion of purchase price financed
        with subordinated debt (Note E)               (80,000)
                                                     --------
       Short-term borrowings                         $ 51,000
                                                     ========

(E) Represents the following transactions which occurred in connection with the WAH acquisition:

       Cash portion of purchase price                $120,000
       Repayment of the Company's existing
        subordinated debt                               9,000
       Payment of transaction related costs             2,000
                                                     --------
           Cash to be paid by the Company             131,000
       Present value of subordinated debentures
        issued by the Company to WAH partners          21,657
       Less:  Portion of purchase price financed
               with short-term borrowings (Note D)    (51,000)
              Repayment of the Company's existing
               subordinated debt                       (9,000)
                                                     --------
       Subordinated and other debt                   $ 92,657
                                                     ========

STATEMENT OF OPERATIONS:

The Statement of Operations does not include the effect of a $20 million charge recorded by the Company in the 1998 first quarter that was directly related to the merger.

(A) Reflects the Company's historical audited consolidated statement of operations as of December 31, 1997.

(B) Represents pro forma adjustments to the Company's results of operations assuming the acquisition of WAH had occurred at the beginning of the period presented.

(C) Represents interest expense and amortization of financing costs which would have been incurred on the borrowings which were used to purchase WAH, including interest on the subordinated debentures issued by the Company to WAH partners. This amount has been reduced by the interest expense on the Company's existing subordinated debt repaid in connection with the financing of the WAH acquisition.

(D) Represents the amortization expense of goodwill related to the WAH acquisition based upon an estimated life of 25 years.

(E) Represents income tax expense adjustment at the Company's effective tax rate of 35.8 percent.